UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2005

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 West Bayshore Road, Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) On February 15, 2005, the Board of Directors of Greater Bay Bancorp (the “Company’s”) approved three new compensation plans: (i) the 2005 Executive Restoration Plan (the “ERP”); (ii) the 2005 Voluntary Deferred Compensation Plan (the “DCP”); and (iii) the 2005 Supplemental Executive Retirement Plan (the “SERP”).

The ERP is intended to provide eligible participants, including the Company’s executive officers who do not have individual supplemental retirement benefit agreements, unfunded deferred compensation equivalent to Greater Bay Bancorp 401(k) Plan (the “401(k) Plan”) matching contributions on the participant’s base salary, commissions and annual bonus in excess of the statutory limit on annual compensation that can be taken into account under the 401(k) Plan, which limit currently is $210,000. The amount of such deferred compensation will be 5% of such compensation in excess of such limit each year, adjusted for hypothetical earnings and losses based on investments offered under the 401(k) Plan.

The DCP is an amendment and restatement of the Company’s 2004 Voluntary Deferred Compensation Plan which allows eligible participants, including the Company’s executive officers, to defer up to 50% of their base salary and 100% of their annual bonus into an unfunded deferred compensation plan. Such deferred amounts are adjusted for hypothetical earnings and losses based on investments offered under the 401(k) Plan.

The SERP is intended to provide unfunded retirement income benefits to eligible participants, including the Company’s executive officers who do not have individual supplemental retirement benefit agreements. The lifetime annual benefit payable to eligible participants who vest under the SERP, beginning at Social Security retirement age, is 2% of final average base salary and annual bonus multiplied by their number of years of service (not exceeding 25) as an eligible participant with the Company and its affiliates, with offsets for Social Security benefits, 401(k) Plan matching amounts and ERP benefits. Vesting occurs upon 10 years of service, attainment of age 65, disability, death or change in control of the Company.

Copies of the ERP, the DCP and the SERP are attached hereto as Exhibits 10.1. 10.2 and 10.3 and incorporated herein by reference.

(b) On February 14, 2005, the Company’s Compensation Committee approved a new form of Director Nonstatutory Stock Option Agreement under the Company’s 1996 Stock Option Plan. A copy of this new form of agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference. This form supersedes the previous form filed by the Company on January 28, 2005 as Exhibit 10.1 on Form 8-K

Item 9.01 Exhibits

Exhibit Number	Exhibit Title or Description
10.1	2005 Executive Restoration Plan

10.2	2005 Voluntary Deferred Compensation Plan

10.3	2005 Supplemental Executive Retirement Plan

10.4	Form of Director Nonstatutory Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: February 18, 2005	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	2005 Executive Restoration Plan

10.2	2005 Voluntary Deferred Compensation Plan

10.3	2005 Supplemental Executive Retirement Plan

10.4	Form of Director Nonstatutory Stock Option Agreement